UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    May 11, 2007

POKERTEK, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 Crews Road, Suite J Matthews, North Carolina	28106
(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 11, 2007, PokerTek, Inc., as successor in interest to PokerTek, LLC (the “Company”), entered into Amendment Two to Option Agreement with WPT Enterprises, Inc., as successor in interest to World Poker Tour, LLC (“WPTE”), dated as of April 23, 2007 (“Amendment Two”), which amended both that certain Option Agreement, dated as of April 7, 2004, between the Company and WPTE (the “Option Agreement”), and that certain Amendment to Option Agreement, dated as of June 10, 2004, between the Company and WPTE (“Amendment One”). Both the Option Agreement and Amendment One were filed as Exhibits 10.1 and 10.2, respectively, to the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on August 4, 2005.

Pursuant to Amendment Two, the Company and WPTE have agreed to eliminate (i) the exclusivity provisions of the Option Agreement as they pertain to each of the Company and WPTE, and (ii) the preemptive rights of WPTE contained in the Option Agreement. In addition, pursuant to Amendment Two, the Company and WPTE have agreed to allow the Company to market and offer certain WPTE-branded packaged deals to the Company’s prospective customers.

The description of Amendment Two set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the copy of Amendment Two filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.02	Results of Operations and Financial Condition.

On May 14, 2007, PokerTek, Inc. issued a press release announcing its financial results for its first quarter ended March 31, 2007. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished under Items 2.02 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Amendment Two to Option Agreement between PokerTek, Inc. and WPT Enterprises, Inc., dated as of April 23, 2007.

99.1	Press release, dated May 14, 2007, announcing the financial results of PokerTek, Inc. for its first quarter ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2007	POKERTEK, INC.

	By:	/s/ Christopher Daniels
Christopher Daniels, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amendment Two to Option Agreement between PokerTek, Inc. and WPT Enterprises, Inc., dated as of April 23, 2007.

99.1	Press release, dated May 14, 2007, announcing the financial results of PokerTek, Inc. for its first quarter ended March 31, 2007.